SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Small Cap Growth Fund
The following sentence replaces the existing similar disclosure in the “Main investments” sub-section under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus, and in the “Main investments” sub-section under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus.
As of December 31, 2021, companies in which the fund typically invests have a market capitalization range of between $31.6 million and $24.8 billion.
Please Retain This Supplement for Future Reference
May 12, 2022
PROSTKR22-51